                                 LETTER AMENDMENT

                                                    Dated as of January 14, 1998

To the banks, financial institutions
       and other institutional lenders
       (collectively, the "Lender Parties")
                           --------------
       parties to the Credit Agreement
       referred to below and to NationsBank, N.A.,
       as administrative agent
       (the "Administrative Agent")
             --------------------
       for the Lenders

Ladies and Gentlemen:

            We refer to the Credit Agreement dated as of October 31, 1997 (the "Credit Agreement") among the undersigned and you. Capitalized terms not
 ----------------
otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

            It is hereby agreed by you and us as follows:

            The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

            (a) The cover page of the Credit Agreement is hereby amended by deleting the number "$75,000,000" therein and replacing such number with "$30,000,000".

            (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the correct alphabetical order:

            "Applicable Percentage" means (x) prior to the date on which the
             ---------------------
Borrower delivers the financial statements for the fiscal quarter ended January 31, 1998 to the Administrative Agent pursuant to Section 5.03(c), 0.50% and (y) thereafter, a percentage per annum determined by the Leverage Ratio as set forth below:




  Level I                            Percentage
  -------                            ----------
  Less than 2.00:1                   0.25%

  Level II
  --------
  2.00:1 or greater,
  but less than 2.50:1               0.375%

  Level III
  ---------
  2.50:1 or greater                  0.50%

           The Applicable Percentage shall be determined by reference to the ratio in effect from time to time; provided, however, that no change in the Applicable Percentage shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to
Section 5.03(c) or (d) and a certificate of the chief financial officer of the Borrower demonstrating such ratio."

           "Convertible Preferred Stock" means up to 80,800 shares of Series B
            ---------------------------
Convertible Preferred Stock, par value $.01 per share, of the Borrower (including shares issuable upon the exercise of warrants to purchase Series B Convertible Preferred Stock)".

           "Convertible Preferred Stock Documents" means the Certificate of
            -------------------------------------
Designations of Series B Convertible Preferred Stock of PHP Healthcare Corporation dated December 23, 1997 and any other agreement, document or instrument which governs the terms of the Convertible Preferred Stock".

           (c)  The definition of "Administrative Agent's Account" in Section
1.01 is hereby amended by deleting the address contained therein and replacing such address with the following:


                "NationsBank, N.A., 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255".

           (d) The definition of "Applicable Margin" in Section 1.01 is hereby amended in full to read as follows:

           "`Applicable Margin' means (x) prior to the date on which the
             -----------------
Borrower delivers the financial statements for the fiscal quarter ended January 31, 1998 to the Administrative Agent pursuant to Section 5.03(c), 2.00% for Eurodollar Rate Advances and 1.00% for Alternate Base Rate Advances, and (y) thereafter, a percentage per annum determined by the Leverage Ratio as set forth below:


================================================================================
                        Eurodollar Rate Advances  Alternate Base Rate Advances
                        ------------------------  ----------------------------
--------------------------------------------------------------------------------

Level I
-------
less than 2.00:1                  1.25%                         0.25%
--------------------------------------------------------------------------------
Level II
--------
2.00:1 or greater,
but less than 2.50:1              1.50%                         0.50%
--------------------------------------------------------------------------------
Level III
---------
2.50:1 or greater,
but less than 3.00:1              1.75%                         0.75%
--------------------------------------------------------------------------------
Level IV
--------
3.00:1 or greater                 2.00%                         1.00%
================================================================================

            The Applicable Margin for each Alternate Base Rate Advance shall be determined by reference to the ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the ratio in effect on the first day of each

Interest Period for such Advance, provided, however, that no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.03(c) or (d) and a certificate of the chief financial officer of the Borrower demonstrating such ratio".

            (e) The definition of "Eligible Assignee" in Section 1.01 is hereby amended by deleting each reference therein to the phrase "NationsBridge and".

            (f) The definition of "Related Documents" in Section 1.01 is hereby amended by adding at the end thereof "and the Convertible Preferred Stock Documents".

            (g) Section 2.01(b) is hereby amended by adding at the end of the first sentence thereof the following proviso:

                 "; provided, however, that the aggregate amount of Revolving
                    --------  -------
Credit Advances outstanding at any time prior to the date on which the Borrower delivers the financial statements for the fiscal quarter ended January 31, 1998 to the Administrative Agent pursuant to Section 5.03(c) shall not exceed $15,000,000".

            (h) Section 2.05(b)(ii) is hereby amended in full to read as follows:

                         "(ii)   The Revolving Credit Commitments shall be
automatically and permanently reduced, on a pro rata basis, to $20,000,000 on April 30, 1998 (after giving effect to all reductions in such Commitments on or prior to such date as a result of the application of commitment reductions in accordance with subsection (a) of this Section 2.05 or clause (iii) of this
Section 2.05(b)); provided, however, that, notwithstanding the foregoing provisions of this clause (ii), the Revolving Credit Commitments shall be terminated in whole on the Termination Date".

            (i) Section 2.05(b)(iii) is hereby amended by adding to the end of the first sentence therein the following proviso:

                 "; provided, however, that the Revolving Credit Facility shall not be reduced below $20,000,000 as a result of the initial issuance of the Convertible Preferred Stock or the related prepayment of the Net Cash Proceeds thereof".

            (j) Section 2.08(a) is hereby amended by deleting the phrase "of 1/2 of 1%" therein and replacing such phrase with the phrase "equal to the Applicable Percentage".

            (k) Section 5.02(b)(i) is hereby amended by adding at the end thereof the following:

                 "and the Convertible Preferred Stock".

            (l) Section 5.02(g) is hereby amended by adding at the end of clause (i) therein the phrase "and (C) issue the Convertible Preferred Stock and permit the conversion thereof into common stock of the Borrower".

            (m) Section 5.03(b) is hereby amended by replacing the phrase "30 days" with the phrase "45 days".

            (n) Section 5.04(c) is hereby replaced in its entirety with the phrase "[Intentionally Omitted]".

            (o) Section 5.04(d) is hereby amended in its entirety to read as follows:

                 "Maintain at the end of each fiscal quarter a Leverage Ratio of not more than (i) in the case of the fiscal quarter ended January 31, 1998, 3.5:1.00 and (ii) thereafter 3.0:1.00 for such fiscal quarter".

            (p) Section 5.04(e) is hereby replaced in its entirety with the phrase "[Intentionally Omitted]".

            (q) Section 5.04(f) is hereby amended by (i) replacing the number "$29,500,000" therein with the number "$36,500,000", (ii) replacing the date "April 30, 1997" with the date "October 31, 1997" and (iii) replacing the phrase "100% of all proceeds" with the phrase "100% of all net proceeds".

            (r) Section 6.01 is hereby amended by (i) adding at the end of paragraph (m) thereof the word "or" and (ii) adding immediately after paragraph
(p) the following paragraph:

                         "(n)   the Borrower shall fail to pay to NationsBridge
     and NationsBank, pursuant to the amended and restated side letter dated as of October 31, 1997 from NationsBridge and NationsBank to the Borrower relating to fees, expenses and warrants, $2,250,000 on or prior to the date of the execution by the Borrower of the Letter Amendment dated as of January 14, 1998 to the Credit Agreement;"

            (s) Section 8.01 is hereby amended by deleting the phrase "and NationsBridge" therein.

            (t) Schedule I to the Credit Agreement is hereby amended in its entirety to read as set forth in Annex A hereto.

            (u) Exhibit C to the Credit Agreement is hereby amended by deleting the signature block therein for NationsBridge, L.L.C.

            This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, and the consent attached hereto executed by the Loan Parties (other than the Borrower). This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

            On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to

"the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

              The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

              If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Maura E. O'Sullivan, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

              This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

              This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                                        Very truly yours,

                                        PHP HEALTHCARE
                                          CORPORATION


                                        By
                                          ---------------------------------
                                          Title:


Agreed as of the date first above written:

NATIONSBANK, N.A.
 as Administrative Agent and as Lender

By
  ----------------------------
  Title:

                             CONSENT


                                  Dated as of January 14, 1998


      Each of the undersigned, as a Loan Party under the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Letter Amendment) hereby consents to such Letter Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment, each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in each such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).


                         HEALTH COST CONSULTANTS, INC.



                         By
                           ----------------------------
                           Title:
                           Address:


                         PHP/CHE, INC.



                         By
                           ----------------------------
                           Title:
                           Address:

                         PHP/IHS, INC.



                         By
                           -----------------------------
                           Title:
                           Address:


                         PHP LOUISIANA, INC.



                         By
                           -----------------------------
                           Title:
                           Address:



                         PHP NJ MSO, INC.



                         By
                           -----------------------------
                           Title:
                           Address:



                         PINNACLE HEALTH ENTERPRISES, L.L.C.

                         By   PHP HEALTHCARE CORPORATION
                              as Member



                              By
                                -----------------------------
                                Title:
                                Address:

                         By   PHP NJ MSO, Inc.
                              as Member



                              By
                                ------------------------------
                                Title:
                                Address:

                                                            Annex A

                                  SCHEDULE I
                  COMMITMENTS AND APPLICABLE LENDING OFFICES



==============================================================================================================
                       Revolving        Letter of                                 Eurodollar
Name of Lender           Credit           Credit       Domestic Lending Office  Lending Office
-------------------    Commitment       Commitment     -----------------------  --------------
                       ----------       ----------
--------------------------------------------------------------------------------------------------------------
NationsBank, N.A.     $30,000,000       $5,000,000        101 North Tryon Street     Same
                                                          15th Floor
                                                          Charlotte, NC  28255
                                                          Attn: Jacquetta Banks
                                                          Tel:  (704) 388-1111
                                                          Fax:  (704) 386-8694
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==============================================================================================================